UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

______________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 9, 2013

FIRST MARINER BANCORP
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	000-21815 (Commission File Number)	52-1834860 (IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD 21224
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (410) 342-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

On April 9, 2013, First Mariner Bank (the “Bank”), the wholly-owned subsidiary of First Mariner Bancorp (the “Company”), received notification from the Federal Deposit Insurance Corporation (the “FDIC”) that the Order to Cease and Desist and Order for Restitution (the “Order”) issued against the Bank by the FDIC on April 22, 2009 was terminated, effective April 3, 2013.

The material terms and conditions of the Order were previously disclosed in the Company’s Current Report on Form 8-K filed on May 7, 2009, which Report is incorporated herein by reference.   For more information, see the Company's press release dated April 15, 2013, which is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

   Number    Description

    99.1     Press Release dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: April 15, 2013	By:	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer